Savient Redefined

Christopher Clement

President and Chief Executive Officer

NASDAQ: SVNT

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934. All statements, other than statements of historical facts, included in this report regarding the
Company’s strategy, expected future financial position, discovery and development of products, strategic alliances, competitive position, plans and objectives of management are forward-looking statements. Words such as
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will” and other similar expressions help identify forward-
looking statements, although not all forward-looking statements contain these identifying words. In particular, the statements as to the possible outcome of the Company’s request for continued listing on The Nasdaq Stock Market are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company’s business and the biopharmaceutical and specialty pharmaceutical industries in which the Company operates. Such risks and uncertainties include, but are not limited to, delisting of the Company’s common stock from The Nasdaq Stock
Market, delay or failure in developing Prosaptide, Puricase and other product candidates; difficulties of expanding the Company’s product portfolio through in-licensing; introduction of generic competition for Oxandrin; fluctuations in buying patterns of wholesalers; potential future returns of Oxandrin or other products; our continuing to incur substantial net losses for the foreseeable future; difficulties in obtaining financing; potential development of alternative technologies or more effective products by competitors; reliance on third-parties to manufacture, market and distribute many of the Company’s products; economic, political and other risks associated with foreign operations; risks of maintaining protection for the Company’s intellectual property; risks of an adverse determination in on-going or future intellectual property litigation; and risks associated with stringent government regulation of the biopharmaceutical and specialty pharmaceutical industries. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes. The Company’s forward-
looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments that the Company may make. The Company does not assume any obligation to update any for ward-looking statements.

Agenda

Savient Overview

Executing Our Strategy

Milestones

Summary

SAVIENT
PHARMACEUTICALS, INC.

SAVIENT
PHARMACEUTICALS, INC.

Long Heritage

Bio-Technology
General Corporation

1980 - 2002

2003

Name Change to

Time for Change

          Need for clear strategic focus

          Thorough internal review of existing
   business uncovered:

– Potential generic introduction for
   largest-selling brand – Oxandrin®

– Dwindling sources of funds

– Lack of other near-term commercial
   opportunities

– Unsuccessful biologics research

– Languishing pipeline

Oxandrin®: Today

          Anticipating generic competition

– Citizens petition filed February 2004

          Maximizing sales and marketing efforts
   until market dynamics change

– New leadership

– Terminated CSO

– Revitalized/refocused own field force

Transitioning to the New Savient

Focused

Strategic

Value Driven

Our Strategy

Savient Pharmaceuticals, Inc.
Unlocking Shareholder Value

EXPANDING
 Our Portfolio

EXTENDING
Our Reach

ADVANCING
Our Pipeline

Rosemont
Oral Liquids

Puricase®

Business
Development

New Leadership

Zeb Horowitz, MD

SVP, CMO

25 Years pharmaceutical/medical research

13 Years industry experience – Procter & Gamble and Novartis

Assistant/Associate Professor of Medicine – NYU & University
of Cincinnati

Christopher Clement

President and CEO

25 Years global pharmaceutical management

Epicyte, Chairman and CEO

Senior Marketing Positions held at Ares-Serono, Searle,
Ciba-Geigy & Merck

David Fink

SVP, Commercial Operations

20 Years pharmaceutical sales and marketing experience

Specialized focus on business transitions – Med Pointe
Pharmaceuticals, Bristol-Myers Squibb

Lawrence Gyenes

SVP, CFO & Treasurer

30 Years experience

20 Years in pharmaceuticals – Searle, Lorex, DuPont & Reliant

CFO of public companies

CPA/MBA

Philip Yachmetz, Esq.
SVP, Corporate Strategy
& General Counsel

24 Years legal experience

16 Years pharmaceutical corporate legal and business
development – Hoffmann-La Roche, CytoTherapeutics and
Progenics

Admitted to Bar in NY and NJ

Transition to Specialty Pharma

Savient Pharmaceuticals, Inc.

Emerging
Rheumatology
Franchise

Rosemont
Oral Liquids

Biologics Mfg.
Business

X

$80 Million Cash

Executing Our Strategy

Savient Pharmaceuticals, Inc.
Unlocking Shareholder Value

EXPANDING
 Our Portfolio

EXTENDING
Our Reach

ADVANCING
Our Pipeline

Rosemont
Oral Liquids

Puricase®

Business
Development

Rosemont Pharmaceuticals, Ltd.

Extending Our Reach

Rosemont Overview

          Wholly-owned U.K. subsidiary

          Acquired from Akzo Nobel in 2003

          Liquid formulations of off-patent prescription
   pharmaceuticals (solid dosage alternative)

          Uniquely positioned, targeting the
   elderly/geriatric population

          High margin business

– Continued double-digit growth

           Extending geographic reach into U.S.

– Filed first NDA for Soltamox – 12/04 / PDUFA
   date 10/05

Rosemont Pharmaceuticals, Ltd.

Extending Our Reach

Numerous Opportunities For Growth

Rosemont Pharmaceuticals, Ltd.

U.S.
Soltamox

Potential for other ANDAs/NDAs

Obtain U.S. marketing and
distribution partner

U.K.
Pediatrics

Proprietary products

GP Market

Continental Europe
Other products/countries

Executing Our Strategy

Savient Pharmaceuticals, Inc.
Unlocking Shareholder Value

EXPANDING
 Our Portfolio

EXTENDING
Our Reach

ADVANCING
Our Pipeline

Rosemont
Oral Liquids

Puricase®

Business
Development

Unmet Medical Need: Gout

          Painful rheumatic disease

          Symptomatic hyperuricemia

          Results from over-production or under-excretion
   of uric acid

          Deposits crystals of uric acid in connective
   tissues and/or joint spaces

– Gouty arthritis

– Gout tophi

– Gout flares

– Gout-related kidney disease

What is Gout?

Source: NIH Publication No. 02-5027 April 2002.

Refractory Gout

          Painful / debilitating inflammation

          Destructive arthritis

          Development of tophi

          Renal complications

Refractory Gout is a Serious Unmet Medical
Condition With Significant Clinical Consequences

© ACR

© ACR

© ACR

SAVIENT
PHARMACEUTICALS, INC.

Source: ACR

Illustration of Gout Tophi

Puricase® Overview

PEG technology MPV and Duke

Exclusive license to trademark from MPV

Combined low double-digit royalties

Ownership:

Completed: Phase 2

Initiating Phase 3: 1Q06

Status:

Potential to be first effective therapy to
reverse course of the disease

Differentiation:

Estimates vary widely

25,000 to 75,000 patients in the U.S.

Equal numbers for Europe & Asia

Market Opportunity:

Treatment of severe gout in patients
unsuccessfully treated with conventional
therapy

Indication:

Polyethelene glycol (PEG)-modified
recombinant porcine uricase

Product/Category:

Puricase®

          Randomized, double-blind, multi-center,
   parallel groups

          Two dose levels with two dose regimens:

– 4 mg and 8 mg every 2 weeks

– 8 mg and 12 mg every 4 weeks

          Twelve week exposure

          Sample size: ~10 per treatment group

          9 Sites in U.S.

Phase II Study Design

Puricase®

Phase II Study Efficacy

Maximum % decrease in PUA from baseline within the first 24 hours

(p<.0001)

–93%

4 weeks

12 mg

(p<.0001)

–87%

4 weeks

8 mg

(p<.0001)

–94%

2 weeks

8 mg

(p=.0002)

–72%

2 weeks

4 mg

(p value)

Percent
Decrease

Arm

Study

% Decrease in PUA from baseline over the 12-week treatment period

(p<.0001)

–67%

4 weeks

12 mg

(p=.0003)

–58%

4 weeks

8 mg

(p<.0001)

–86%

2 weeks

8 mg

(p=.0002)

–38%

2 weeks

4 mg

(p value)

Percent
Decrease

Arm

Study

Puricase®

          No increase in gout flare frequency with
   normalization of plasma uric acid

          Anecdotal reports from patients
   and investigators

– Eradication of gout tophi

– Improvement in joint function

– Improvement in sense of well being

Phase II Study Efficacy (cont’d.)

Puricase®

          General

– No medically important signal of
   drug-related AEs or laboratory abnormalities

          Gout flares

– No increase in frequency over time with
   normalization of uric acid

          Infusion reactions typical for biologicals

          Allergy

– No clearly allergic manifestations

Phase II Study Safety

Puricase®

          Working with FDA to finalize

          Program designed to evaluate:

– Effectiveness in the control of uric acid

– Effectiveness in multiple
   clinical outcomes

          Elected to submit Special Protocol
   Assessment (SPA)

Proposed Phase III Program

Puricase®

        Development program to date strong basis for
   full development and registration

        Key efficacy endpoints

– Control of uric acid (determines approvability)

– Improvement in clinical outcomes

        Correlations between suppression of PUA and
   clinical outcomes will be evaluated in this study

Summary

Refining Our Therapeutic Focus

An Emerging Rheumatology Franchise

Rheumatology is an Area of Strategic
Long-Term Focus

Why Rheumatology?

Growing Market for Novel Technologies

A “Resource Manageable” Market

Puricase Will be Targeted to Rheumatologists

Unique Positioning for Savient

In-licensing

Co-promotion

Euflexxa™

Puricase®

Building our Rheumatology Franchise

Opportunities in Rheumatology

Time

2005

2008

Euflexxa™ Overview

Approximately $500 million

Synvisc: 61% market

2004 WW HA Market:

2004 Market Leader:

Only non-avian derived HA

Head-to-head data with Synvisc

Differentiation:

Approved

Scheduled launch 4Q 2005

Status:

July 2005 co-promotion agreement with
Ferring (product owner) to market to U.S.
Rheumatologists – 50% participation
in global revenues above agreed
upon thresholds

Deal/Term:

Treatment of pain in osteoarthritis
of the knee

Indication:

Hyaluronic Acid (HA) (three injections)

Product/Category:

Our Strategy

Savient Pharmaceuticals, Inc.
Unlocking Shareholder Value

EXPANDING
 Our Portfolio

EXTENDING
Our Reach

ADVANCING
Our Pipeline

Rosemont
Oral Liquids

Puricase®

Business
Development

Expanding our Product Portfolio

          Utilize experienced, focused business
   development team

          Maximize competitive advantages

– Fast and flexible management team

– Strong balance sheet

          Expedite opportunity assessment process

– Proactive and disciplined

          Seek savvy partnering agreements

          Isolate and pursue strategic, attractive
   in-licensing/co-promotion opportunities

Future Milestones

Delivering Results

2005 – 2006 Milestones

Approval of Soltamox®

Co-promotion with Ferring for Euflexxa ™ in U.S.

Announcement of strategic commercialization
partner for Soltamox ®

Agreement with FDA on SPA for Puricase ® Phase 3
Development Program

Contract with development and commercialization
partner for Puricase ® in Europe

The New Savient

Extending Our Reach

Executing New Strategy

Advancing Our Pipeline

Expanding Our Portfolio

Financially Stable

Delivering Results

Savient Redefined